UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 21, 2019

STARWOOD REAL ESTATE INCOME TRUST, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-56046	82-2023409
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1601 Washington Avenue

Suite 800

Miami Beach, FL 33139

(Address of principal executive offices, including zip code)

(305) 695-5500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Item 8.01. Other Events.

On May 21, 2019, a subsidiary of Starwood Real Estate Income Trust, Inc. (the “Company”) acquired a fee-simple interest in the Florida Office Portfolio (the “Portfolio”), a Class A office portfolio totaling 1.27 million square feet across 11 buildings and located within the top performing Deerwood Park submarket of Jacksonville, Florida.

The Portfolio is currently 90% leased with a well-diversified rent roll consisting of 55 tenants and no significant single tenant concentration. Investment-grade companies comprise over 65% of in-place tenancy, and the largest tenants include Fidelity Investments, The Adecco Group, and JP Morgan Chase Bank, N.A.

The Portfolio is located within the Deerwood Park submarket, which commands the highest asking rents and lowest vacancy rate in Jacksonville. Deerwood Park is an attractive destination for employers due its convenient access to both executive and workforce housing and its rich amenity base, anchored by North Florida’s most successful retail complex, St. Johns Town Center.

The Portfolio was acquired in an off-market transaction for $231 million, excluding closing costs, in a joint venture with affiliates of Vanderbilt Office Properties and Trinity Capital Advisors, with the Company owning 97% of the joint venture. The Company funded the acquisition of the Portfolio with a combination of cash on hand (which primarily consists of proceeds from the Company’s public offering), and new property-level indebtedness provided by Wells Fargo.

CAUTIONARY LANGUAGE CONCERNING FORWARD-LOOKING STATEMENTS

Information set forth in this Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws and the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to a number of risks and uncertainties. A discussion of factors that may affect future results is contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 as such factors may be updated from time to time in the Company’s filings with the Securities and Exchange Commission. The Company disclaims any obligation to update forward-looking statements, except as may be required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STARWOOD REAL ESTATE INCOME TRUST, INC.

Date: May 22, 2019	By:	/s/ Matthew Guttin
Matthew Guttin
Chief Compliance Officer and Secretary